UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 4, 2019
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Shareholder Rights Plan
On September 4, 2019, the shareholders of Open Text Corporation (the "Company") approved the continuation, amendment and restatement of the shareholder rights plan (the "Amended Rights Plan") that the Company and Computershare Investor Services Inc. (the "Rights Agent") originally entered into as of November 1, 2004, and as previously amended and restated on December 6, 2007, December 2, 2010, September 26, 2013 and September 23, 2016 (the "Rights Plans"). The Rights Agent also acts as transfer agent for the Company, as trustee to the Company's employee benefit trust and from time to time in connection with acquisitions, as escrow agent for the Company.
The Amended Rights Plan continues (with the changes described below) a right (which may only be exercised if a person acquires control of 20% or more of the Company's common shares ("Common Shares")) for each shareholder, other than the person that acquires 20% or more of the Common Shares, to acquire additional Common Shares at one-half of the market price at the time of exercise. This significantly dilutes the share position of the person that acquires 20% or more of the Common Shares and practically prevents that person from acquiring control of 20% or greater of the Common Shares unless the rights plan has been withdrawn or the buyer makes a Permitted Bid (as defined in the Amended Rights Plan). The most common approaches that a buyer may take to have a rights plan withdrawn are to negotiate with the Board of Directors to have the rights plan waived, or to apply to a securities commission to order withdrawal of the rights plan if the Company cannot develop an auction. Both of these approaches will give the Board of Directors more time and control over any sale process and increase the likelihood of a better offer to the Company’s shareholders.
Apart from the following amendments, the Amended Rights Plan is identical in all material respects to the Rights Plan approved at the annual meeting of shareholders held on September 23, 2016:

•	revise certain definitions to better align with current corporate governance “best practices”; and

•	incorporate certain other amendments of a non-substantive, technical and administrative nature to provide for greater clarity and consistency.
The Amended Rights Plan will remain in force until the earlier of the Termination Time (the time at which the right to exercise rights shall terminate pursuant to the Amended Rights Plan) and the termination of the 2022 annual meeting of the Company's shareholders unless at or prior to such meeting the Company's shareholders ratify the continued existence of the Amended Rights Plan, in which case the Amended Rights Plan would expire at the earlier of the Termination Time and the termination of the 2022 annual meeting of the Company's shareholders.
The foregoing summary of the Amended Rights Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Rights Plan, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) At the Annual and Special Meeting of the shareholders of the Company held on September 4, 2019 (the “Annual Meeting”), the proposals listed below were submitted to a vote of the shareholders.

(b) At the Annual Meeting, each proposal was approved by the shareholders pursuant to the voting results set forth below. Shareholders holding 213,540,409 of the Common Shares representing 79.09% of the outstanding Common Shares were present in person or by proxy at the Annual Meeting.

Proposal 1 - Election of Directors
The following table sets forth information regarding the election of each of the following nominees as directors of the Company until the next annual meeting of shareholders of the Company or until the successor of such director is duly elected or appointed:

		Outcome of Vote	Votes For		Votes Withheld		Broker Non-Votes
(a)	P. Thomas Jenkins;	Carried by ballot	194,851,653	93.46%	13,627,996	6.54%	5,060,760
(b)	Mark J. Barrenechea;	Carried by ballot	202,374,446	97.07%	6,105,203	2.93%	5,060,760
(c)	Randy Fowlie;	Carried by ballot	201,313,075	96.56%	7,166,574	3.44%	5,060,760
(d)	David Fraser	Carried by ballot	203,971,863	97.84%	4,507,786	2.16%	5,060,760
(e)	Gail E. Hamilton;	Carried by ballot	202,788,532	97.27%	5,691,117	2.73%	5,060,760
(f)	Stephen J. Sadler;	Carried by ballot	201,994,641	96.89%	6,485,008	3.11%	5,060,760
(g)	Harmit Singh	Carried by ballot	208,400,210	99.96%	79,439	0.04%	5,060,760
(h)	Michael Slaunwhite;	Carried by ballot	197,716,269	94.84%	10,763,380	5.16%	5,060,760
(i)	Katharine B. Stevenson;	Carried by ballot	201,980,982	96.88%	6,498,667	3.12%	5,060,760
(j)	Carl Jürgen Tinggren; and	Carried by ballot	204,416,500	98.05%	4,063,149	1.95%	5,060,760
(k)	Deborah Weinstein.	Carried by ballot	190,686,802	91.47%	17,792,847	8.53%	5,060,760
Proposal 2 - Re-Appointment of Independent Auditors
The shareholders approved the re-appointment of KPMG LLP, Chartered Professional Accountants, as the independent auditors of the Company to hold office until the next annual meeting of shareholders or until a successor is appointed, as set forth below:
Votes For        Votes Withheld
212,021,405 (99.29%)     1,514,766 (0.71%)
There were 0 broker non-votes.
Proposal 3 - Shareholder Advisory Vote on Executive Compensation (Say-on-Pay Vote)
The shareholders approved, on an advisory basis, the adoption of a special resolution accepting the Company’s approach to executive compensation, as set forth below:
Votes For        Votes Against
193,306,039 (92.72%)          15,173,505 (7.28%)
There were 5,060,759 broker non-votes.

Proposal 4 - Amendment and Restatement of the Shareholder Rights Plan
The shareholders approved the continuance amendment and restatement of the Shareholder Rights Plan, as set forth below:
Votes For    Votes Against
190,921,212 (91.58%)    17,558,294 (8.42%)
There were 5,060,757 broker non-votes.
Item 8.01    Other Events of Importance to Security Holders.
On September 4, 2019, the Company issued a press release announcing the voting results for its election of directors at its Annual Meeting held earlier that day in Waterloo, Ontario. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
On September 4, 2019, the Board of Directors of the Company re-appointed P. Thomas Jenkins as Chair of the Board of Directors and re-appointed Mark J. Barrenechea as Vice-Chair of the Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Amended and Restated Shareholder Rights Plan Agreement between Open Text Corporation and Computershare Investor Services, Inc. dated September 4, 2019
99.1	Press Release issued by Open Text Corporation on September 4, 2019
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 4, 2019	By:	/s/ Gordon A. Davies
Gordon A. Davies EVP, Chief Legal Officer and Corporate Development

Exhibit Index

Exhibit No.	Description

4.1	Amended and Restated Shareholder Rights Plan Agreement between Open Text Corporation and Computershare Investor Services, Inc. dated September 4, 2019
99.1	Press Release issued by Open Text Corporation on September 4, 2019
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)